SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 4, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2000-2)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2000-2. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2000-2 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2000-2 REMIC Pass-Through Certificates.

      On May 25, 2000, CMSI is to transfer to the Trustee Mortgage Loans (1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before May 1, 2000) as of May 1, 2000 of $161,272,286. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of May 1, 2000 was 443. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of May 1, 2000 was 8.231%. The weighted average remaining term to stated maturity of the Mortgage Loans as of May 1, 2000 was 356.01 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to February 1, 1998 or after May 1, 2000. The weighted average original term to stated maturity of the Mortgage Loans as of May 1, 2000 was 359.30 months.

      None of the Mortgage Loans has a scheduled maturity later than May 1, 2030. Each Mortgage Loan has an original principal balance of not less than $49,200 nor more than $1,225,000. Mortgage Loans having an aggregate Adjusted Balance of $12,282,174 as of May 1, 2000 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of May 1, 2000 was 75.1%. No more than $2,100,729 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 84%
(2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 1% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 20% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 32;

      2.    such loans have an aggregate Adjusted Balance of $9,790,984;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 78.2%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 98.2%

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $16,834,197 and $144,438,089, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 7.309% and 8.339%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 350.52 months and 356.65 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of May 1, 2000.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

1998                                  6                           $1,063,458

1999                                139                          $48,996,227

2000                                298                         $111,212,601


Total                               443                         $161,272,286
                                    ===                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     356                         $130,782,121

Multi-family Dwellings*               6                           $3,049,245

Townhouses                           11                           $4,018,130

Condominium Units (one to four       21                           $5,766,902
stories high)

Condominium Units (over four          6                           $2,293,605
stories high)

Cooperative Units                    43                          $15,362,282


Total                               443                         $161,272,286
                                    ===                         ============

* Multi-family dwellings are 2-family and 3-family

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            437                         $158,223,041

2-family                              6                           $3,049,245


Total                               443                         $161,272,286
                                    ===                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and Under                   10                           $1,003,915

$150,000 through $199,999             9                           $1,552,349

$200,000 through $249,999             8                           $1,833,774

$250,000 through $299,999           108                          $30,457,892

$300,000 through $349,999           123                          $39,820,784

$350,000 through $399,999            69                          $25,869,938

$400,000 through $449,999            35                          $14,827,600

$450,000 through $499,999            29                          $13,895,566

$500,000 through $549,999            12                           $6,322,959

$550,000 through $599,999            18                          $10,476,234

$600,000 through $649,999            11                           $6,964,990

$650,000 through $699,999             9                           $6,181,283

$700,000 through $749,999             0                                   $0

$750,000 through $799,999             0                                   $0

$800,000 through $849,999             1                             $840,000

$850,000 through $899,999             0                                   $0

$900,000 through $949,999             0                                   $0

$950,000 through $999,999             0                                   $0

$1,000,000 and Over                   1                           $1,225,000


Total                               443                         $161,272,286
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.250% - 6.500%                       2                             $447,521

6.510% - 7.000%                       7                           $1,934,509

7.010% - 7.500%                      30                          $10,133,336

7.510% - 8.000%                      96                          $35,549,474

8.010% - 8.500%                     227                          $81,916,297

8.510% - 9.000%                      71                          $26,421,563

9.010% - 9.500%                       9                           $4,477,773

9.510% - 9.625%                       1                             $391,812


Total                               443                         $161,272,286
                                    ===                         ============



                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                     54                         $20,930,282

65.001% - 75.000%                    97                         $39,527,007

75.001% - 80.000%                   252                         $88,532,823

80.001% - 85.000%                     5                          $1,369,477

85.001% - 90.000%                    31                          $9,993,671

90.001% - 95.000%                     4                            $919,025


Total                               443                         $161,272,286
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               2                             $599,144
Arizona                               3                           $1,028,129
Arkansas                              3                             $989,361
California                          159                          $60,366,254
Colorado                             12                           $4,340,226
Connecticut                           4                           $1,612,816
District of Columbia                  8                           $2,282,648
Florida                              21                           $6,476,898
Georgia                              18                           $6,174,291
Hawaii                                1                             $497,151
Illinois                              7                           $2,194,738
Indiana                               1                             $269,636
Louisiana                             1                             $333,863
Maine                                 1                             $278,646
Maryland                              8                           $3,073,700
Massachusetts                        13                           $4,593,565
Michigan                              4                           $1,386,282
Minnesota                             1                             $469,214
Missouri                              3                           $1,463,537
Montana                               1                             $317,864
Nevada                                3                           $1,429,732
New Jersey                            9                           $2,764,396
New Mexico                            1                             $338,815
New York                             78                          $31,040,614
North Carolina                       17                           $5,821,594
Ohio                                  1                             $336,436
Oregon                                2                             $685,867
Pennsylvania                          3                           $1,006,857
Rhode Island                          2                             $428,452
South Carolina                        5                           $1,721,038
Tennessee                             5                           $1,470,011
Texas                                19                           $6,202,358
Utah                                 11                           $4,002,039
Virginia                              9                           $3,076,615
Washington                            6                           $1,898,034
Wyoming                               1                             $301,464


Total                               443                         $161,272,286
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Michael J. Tarpley
                                               -------------------------
                                                    Michael J. Tarpley
                                                    Assistant Vice President


Dated: May 4, 2000